Statements of Operations - USD ($)		12 Months Ended
	Dec. 31, 2016	Dec. 31, 2017
Revenue	$ 0	$ 0
Transaction costs	0	525,000
General and administrative expenses	270	99,410
Operating loss	(270)	(624,410)
Interest income, net	0	114,163
Net loss	$ (270)	$ (510,247)
Basic and diluted net income (loss) per common unit (in Dollars per share)	$ 0	$ (0.48)
Weighted average common units outstanding - basic and diluted (in Shares)	0	1,067,941